Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2023

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of October 25, 2023, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF Third-Quarter 2023 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2023

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Nine Months Ended September 30, 2023	4
CFC and Subsidiaries Consolidation – Three Months Ended September 30, 2023	5

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	6
Loss Ratio Detail	7
Loss Claim Count Detail	8
Quarterly Property Casualty Data – Commercial Lines	9
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	10
Loss and Loss Expense Analysis – Nine Months Ended September 30, 2023	11
Loss and Loss Expense Analysis – Three Months Ended September 30, 2023	12

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	13
Quarterly Property Casualty Data – Commercial Lines	14
Quarterly Property Casualty Data – Personal Lines	15
Quarterly Property Casualty Data – Excess & Surplus Lines	16

Statutory Statements of Income
Consolidated Cincinnati Insurance Companies Statutory Statements of Income	17
The Cincinnati Life Insurance Company Statutory Statements of Income	18

Other
Quarterly Data – Other	19

CINF Third-Quarter 2023 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.
CINF Third-Quarter 2023 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2023

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$5,913	$—	$—	$—	$5,913
Life	—	—	293	—	—	293
Premiums ceded	—	(252)	(60)	—	—	(312)
Total earned premium	—	5,661	233	—	—	5,894
Investment income, net of expenses	75	443	137	—	—	655
Investment gains and losses, net	161	(76)	(1)	—	—	84
Fee revenues	—	8	8	—	—	16
Other revenues	11	4	—	5	(12)	8
Total revenues	$247	$6,040	$377	$5	$(12)	$6,657

Benefits & expenses
Losses & contract holders' benefits	$—	$4,000	$289	$—	$—	$4,289
Reinsurance recoveries	—	(160)	(59)	—	—	(219)
Underwriting, acquisition and insurance expenses	—	1,680	64	—	—	1,744
Interest expense	39	—	—	1	—	40
Other operating expenses	25	2	—	2	(12)	17
Total expenses	$64	$5,522	$294	$3	$(12)	$5,871

Income before income taxes	$183	$518	$83	$2	$—	$786

Provision (benefit) for income taxes
Current operating income (loss)	$(39)	$125	$20	$—	$—	$106
Capital gains/losses	34	(16)	—	—	—	18
Deferred	37	(33)	(2)	—	—	2
Total provision for income taxes	$32	$76	$18	$—	$—	$126

Net income - current year	$151	$442	$65	$2	$—	$660

Net income (loss) - prior year	$(874)	$(680)	$51	$3	$—	$(1,500)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CLIC and Total Net income (loss) - prior year have been adjusted due to the adoption of an accounting standards update for long-duration contracts.
CINF Third-Quarter 2023 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2023

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,054	$—	$—	$—	$2,054
Life	—	—	97	—	—	97
Premiums ceded	—	(97)	(21)	—	—	(118)
Total earned premium	—	1,957	76	—	—	2,033
Investment income, net of expenses	25	154	46	—	—	225
Investment gains and losses, net	(220)	(236)	—	—	—	(456)
Fee revenues	—	3	3	—	—	6
Other revenues	4	1	—	2	(4)	3
Total revenues	$(191)	$1,879	$125	$2	$(4)	$1,811

Benefits & expenses
Losses & contract holders' benefits	$—	$1,302	$92	$—	$—	$1,394
Reinsurance recoveries	—	(41)	(21)	—	—	(62)
Underwriting, acquisition and insurance expenses	—	587	22	—	—	609
Interest expense	13	—	—	—	—	13
Other operating expenses	8	—	—	1	(4)	5
Total expenses	$21	$1,848	$93	$1	$(4)	$1,959

Income (loss) before income taxes	$(212)	$31	$32	$1	$—	$(148)

Provision (benefit) for income taxes
Current operating income	$42	$107	$4	$—	$—	$153
Capital gains/losses	(46)	(50)	—	—	—	(96)
Deferred	(44)	(65)	3	—	—	(106)
Total provision (benefit) for income taxes	$(48)	$(8)	$7	$—	$—	$(49)

Net income (loss) - current year	$(164)	$39	$25	$1	$—	$(99)

Net income (loss) - prior year	$(211)	$(229)	$23	$1	$—	$(416)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CLIC and Total Net income (loss) - prior year have been adjusted due to the adoption of an accounting standards update for long-duration contracts.
CINF Third-Quarter 2023 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Consolidated
Current accident year losses greater than $5 million		$24	$43	$36	$44	$38	$38	$23	$79	$61	$103	$99		$143
Current accident year losses $2 million - $5 million		52	35	15	19	41	36	39	50	75	102	116		135
Large loss prior accident year reserve development		32	19	9	(17)	16	22	9	28	31	60	47		30
Total large losses incurred		$108	$97	$60	$46	$95	$96	$71	$157	$167	$265	$262		$308
Losses incurred but not reported		150	96	179	136	131	74	36	324	110	474	241		377
Other losses excluding catastrophe losses		639	675	641	681	700	705	651	1,267	1,356	1,906	2,056		2,737
Catastrophe losses		170	217	227	134	246	208	24	444	232	614	478		612
Total losses incurred		$1,067	$1,085	$1,107	$997	$1,172	$1,083	$782	$2,192	$1,865	$3,259	$3,037		$4,034
Commercial Lines
Current accident year losses greater than $5 million		$18	$28	$30	$34	$30	$15	$16	$58	$31	$76	$61		$95
Current accident year losses $2 million - $5 million		28	28	12	8	29	29	37	40	66	68	95		103
Large loss prior accident year reserve development		30	19	3	(17)	14	22	7	22	29	52	43		26
Total large losses incurred		$76	$75	$45	$25	$73	$66	$60	$120	$126	$196	$199		$224
Losses incurred but not reported		88	29	125	108	97	61	38	154	99	242	196		304
Other losses excluding catastrophe losses		336	384	335	386	386	401	362	719	763	1,055	1,149		1,535
Catastrophe losses		67	115	106	96	44	124	11	221	135	288	179		275
Total losses incurred		$567	$603	$611	$615	$600	$652	$471	$1,214	$1,123	$1,781	$1,723		$2,338
Personal Lines
Current accident year losses greater than $5 million		$6	$15	$6	$10	$8	$23	$7	$21	$30	$27	$38		$48
Current accident year losses $2 million - $5 million		24	7	3	11	12	5	2	10	7	34	19		30
Large loss prior accident year reserve development		2	1	6	—	2	—	2	7	2	9	4		4
Total large losses incurred		$32	$23	$15	$21	$22	$28	$11	$38	$39	$70	$61		$82
Losses incurred but not reported		7	26	27	(2)	9	12	(14)	53	(2)	60	7		5
Other losses excluding catastrophe losses		210	194	187	190	185	187	176	381	363	591	548		738
Catastrophe losses		71	93	113	36	66	78	6	206	84	277	150		186
Total losses incurred		$320	$336	$342	$245	$282	$305	$179	$678	$484	$998	$766		$1,011
Excess & Surplus Lines
Current accident year losses greater than $5 million		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—
Current accident year losses $2 million - $5 million		—	—	—	—	—	2	—	—	2	—	2		2
Large loss prior accident year reserve development		—	(1)	—	—	—	—	—	(1)	—	(1)	—		—
Total large losses incurred		$—	$(1)	$—	$—	$—	$2	$—	$(1)	$2	$(1)	$2		$2
Losses incurred but not reported		16	20	27	30	25	1	12	47	13	63	38		68
Other losses excluding catastrophe losses		45	45	28	31	40	46	36	73	82	118	122		153
Catastrophe losses		(1)	2	1	2	(1)	2	1	3	3	2	2		4
Total losses incurred		$60	$66	$56	$63	$64	$51	$49	$122	$100	$182	$164		$227
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2023 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Consolidated
Current accident year losses greater than $5 million		1.2%	2.4%	1.9%	2.4%	2.1%	2.2%	1.4%	2.2%	1.8%	1.8%	1.9%		2.1%
Current accident year losses $2 million - $5 million		2.7	1.9	0.8	1.1	2.3	2.2	2.4	1.3	2.3	1.8	2.3		2.0
Large loss prior accident year reserve development		1.6	1.0	0.5	(0.9)	0.9	1.3	0.6	0.8	0.9	1.1	0.9		0.4
Total large loss ratio		5.5%	5.3%	3.2%	2.6%	5.3%	5.7%	4.4%	4.3%	5.0%	4.7%	5.1%		4.5%
Losses incurred but not reported		7.6	5.2	9.7	7.6	7.2	4.4	2.2	8.7	3.3	8.4	4.7		5.5
Other losses excluding catastrophe losses		32.7	36.1	34.9	37.8	38.7	41.4	40.2	34.2	40.9	33.7	40.2		39.5
Catastrophe losses		8.7	11.6	12.3	7.4	13.6	12.3	1.5	12.0	7.0	10.8	9.3		8.8
Total loss ratio		54.5%	58.2%	60.1%	55.4%	64.8%	63.8%	48.3%	59.2%	56.2%	57.6%	59.3%		58.3%
Commercial Lines
Current accident year losses greater than $5 million		1.7%	2.6%	2.8%	3.3%	3.0%	1.4%	1.7%	2.8%	1.6%	2.4%	2.0%		2.4%
Current accident year losses $2 million - $5 million		2.6	2.7	1.1	0.7	2.8	3.0	3.8	1.9	3.3	2.1	3.3		2.6
Large loss prior accident year reserve development		2.8	1.8	0.3	(1.6)	1.3	2.2	0.7	1.0	1.5	1.6	1.4		0.6
Total large loss ratio		7.1%	7.1%	4.2%	2.4%	7.1%	6.6%	6.2%	5.7%	6.4%	6.1%	6.7%		5.6%
Losses incurred but not reported		8.3	2.7	11.8	10.4	9.4	6.1	4.0	7.2	5.1	7.6	6.6		7.6
Other losses excluding catastrophe losses		31.7	35.9	31.9	37.1	37.7	40.4	37.5	33.9	39.0	33.2	38.4		38.1
Catastrophe losses		6.3	10.8	10.0	9.3	4.2	12.5	1.2	10.4	6.9	9.0	6.0		6.8
Total loss ratio		53.4%	56.5%	57.9%	59.2%	58.4%	65.6%	48.9%	57.2%	57.4%	55.9%	57.7%		58.1%
Personal Lines
Current accident year losses greater than $5 million		1.1%	3.0%	1.3%	2.1%	1.9%	5.7%	1.7%	2.2%	3.7%	1.8%	3.1%		2.8%
Current accident year losses $2 million - $5 million		4.7	1.4	0.6	2.6	2.6	1.3	0.5	1.0	0.9	2.3	1.5		1.8
Large loss prior accident year reserve development		0.4	0.2	1.4	—	0.6	—	0.5	0.8	0.2	0.6	0.3		0.3
Total large loss ratio		6.2%	4.6%	3.3%	4.7%	5.1%	7.0%	2.7%	4.0%	4.8%	4.7%	4.9%		4.9%
Losses incurred but not reported		1.2	5.3	5.9	(0.3)	2.0	3.1	(3.6)	5.6	(0.2)	4.0	0.6		0.3
Other losses excluding catastrophe losses		39.9	39.4	40.2	42.8	43.0	44.8	44.0	39.7	44.5	39.9	44.0		43.7
Catastrophe losses		13.4	19.0	24.3	8.1	15.5	18.8	1.4	21.6	10.2	18.7	12.0		11.0
Total loss ratio		60.7%	68.3%	73.7%	55.3%	65.6%	73.7%	44.5%	70.9%	59.3%	67.3%	61.5%		59.9%
Excess & Surplus Lines
Current accident year losses greater than $5 million		—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%		—%
Current accident year losses $2 million - $5 million		—	—	—	0.1	—	1.6	—	—	0.8	—	0.6		0.4
Large loss prior accident year reserve development		—	(0.4)	(0.3)	—	—	—	—	(0.3)	—	(0.2)	—		—
Total large loss ratio		—%	(0.4)%	(0.3)%	0.1%	—%	1.6%	—%	(0.3)%	0.8%	(0.2)%	0.6%		0.4%
Losses incurred but not reported		11.9	15.2	21.3	24.4	20.0	0.7	10.6	18.0	5.4	15.9	10.5		14.0
Other losses excluding catastrophe losses		33.2	33.5	22.2	24.6	32.4	38.1	31.3	28.1	34.9	29.9	33.9		31.6
Catastrophe losses		(0.9)	1.3	1.1	1.3	(0.5)	1.1	1.1	1.2	1.1	0.5	0.6		0.8
Total loss ratio		44.2%	49.6%	44.3%	50.4%	51.9%	41.5%	43.0%	47.0%	42.2%	46.1%	45.6%		46.8%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2023 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Consolidated
Current accident year reported losses greater than $5 million		4	6	5	7	6	6	3	11	9	15	15		22
Current accident year reported losses $2 million - $5 million		19	11	5	13	15	15	15	16	28	35	42		51
Prior accident year reported losses on large losses		3	7	3	2	6	8	6	10	14	13	20		22
Non-Catastrophe reported losses on large losses total		26	24	13	22	27	29	24	37	51	63	77		95
Commercial Lines
Current accident year reported losses greater than $5 million		3	4	4	5	5	2	2	8	4	11	9		14
Current accident year reported losses $2 million - $5 million		11	9	4	6	12	12	14	13	24	24	35		39
Prior accident year reported losses on large losses		3	7	2	2	6	8	5	9	13	12	19		21
Non-Catastrophe reported losses on large losses total		17	20	10	13	23	22	21	30	41	47	63		74
Personal Lines
Current accident year reported losses greater than $5 million		1	2	1	2	1	4	1	3	5	4	6		8
Current accident year reported losses $2 million - $5 million		8	2	1	6	3	2	1	3	3	11	6		11
Prior accident year reported losses on large losses		—	—	1	—	—	—	1	1	1	1	1		1
Non-Catastrophe reported losses on large losses total		9	4	3	8	4	6	3	7	9	16	13		20
Excess & Surplus Lines
Current accident year reported losses greater than $5 million		—	—	—	—	—	—	—	—	—	—	—		—
Current accident year reported losses $2 million - $5 million		—	—	—	1	—	1	—	—	1	—	1		1
Prior accident year reported losses on large losses		—	—	—	—	—	—	—	—	—	—	—		—
Non-Catastrophe reported losses on large losses total		—	—	—	1	—	1	—	—	1	—	1		1
*The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Third-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Commercial casualty:
Net written premiums		$331	$378	$404	$353	$326	$376	$389	$782	$765	$1,114	$1,091		$1,444
Year over year change %- written premium		2%	1%	4%	11%	10%	11%	7%	2%	9%	2%	9%		10%
Earned premiums		$365	$373	$377	$370	$360	$350	$336	$750	$686	$1,115	$1,046		$1,416
Current accident year before catastrophe losses		68.3%	70.5%	72.6%	72.4%	73.7%	75.0%	65.6%	71.6%	70.4%	70.5%	71.6%		71.8%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		—	(9.2)	(0.3)	(0.2)	6.4	(0.7)	1.4	(4.8)	0.3	(3.2)	2.4		1.7
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		68.3%	61.3%	72.3%	72.2%	80.1%	74.3%	67.0%	66.8%	70.7%	67.3%	74.0%		73.5%
Commercial property:
Net written premiums		$344	$335	$316	$297	$309	$308	$297	$650	$606	$994	$915		$1,212
Year over year change %- written premium		11%	9%	6%	10%	11%	12%	11%	7%	12%	9%	12%		11%
Earned premiums		$321	$312	$299	$290	$292	$280	$274	$611	$554	$933	$846		$1,136
Current accident year before catastrophe losses		45.2%	43.4%	49.0%	42.5%	47.4%	54.5%	52.4%	46.1%	53.4%	45.8%	51.3%		49.1%
Current accident year catastrophe losses		23.0	35.0	34.7	38.3	14.7	44.4	5.1	34.9	24.9	30.8	21.4		25.7
Prior accident years before catastrophe losses		(2.8)	(1.5)	(7.8)	(0.5)	(6.7)	0.6	(2.4)	(4.6)	(0.8)	(4.0)	(2.9)		(2.2)
Prior accident years catastrophe losses		(0.5)	(1.4)	2.4	(2.2)	(1.4)	(3.0)	0.5	0.5	(1.3)	0.2	(1.3)		(1.6)
Total loss and loss expense ratio		64.9%	75.5%	78.3%	78.1%	54.0%	96.5%	55.6%	76.9%	76.2%	72.8%	68.5%		71.0%
Commercial auto:
Net written premiums		$199	$233	$239	$201	$194	$226	$237	$472	$463	$671	$657		$858
Year over year change %- written premium		3%	3%	1%	4%	6%	5%	6%	2%	5%	2%	6%		5%
Earned premiums		$216	$214	$213	$215	$213	$210	$205	$428	$415	$644	$627		$842
Current accident year before catastrophe losses		70.1%	68.3%	73.5%	72.6%	78.8%	66.5%	67.0%	70.9%	66.7%	70.6%	70.8%		71.3%
Current accident year catastrophe losses		(0.8)	6.7	0.9	(2.4)	3.3	5.1	0.9	3.8	3.1	2.3	3.1		1.7
Prior accident years before catastrophe losses		0.7	(1.4)	2.7	3.6	7.5	2.8	(0.7)	0.7	1.1	0.6	3.3		3.3
Prior accident years catastrophe losses		—	(0.3)	(1.5)	—	—	(0.5)	(2.1)	(1.0)	(1.3)	(0.6)	(0.9)		(0.6)
Total loss and loss expense ratio		70.0%	73.3%	75.6%	73.8%	89.6%	73.9%	65.1%	74.4%	69.6%	72.9%	76.3%		75.7%
Workers' compensation:
Net written premiums		$57	$65	$82	$64	$60	$69	$86	$147	$154	$203	$214		$278
Year over year change %- written premium		(5)%	(6)%	(5)%	8%	13%	—%	(2)%	(5)%	(2)%	(5)%	2%		3%
Earned premiums		$66	$72	$74	$75	$73	$68	$67	$146	$136	$212	$209		$284
Current accident year before catastrophe losses		90.3%	90.0%	83.2%	76.0%	80.3%	83.5%	84.5%	86.5%	84.0%	87.7%	82.7%		80.9%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(30.7)	(15.4)	(19.6)	(27.0)	(21.5)	(25.9)	(14.3)	(17.5)	(20.2)	(21.6)	(20.6)		(22.3)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		59.6%	74.6%	63.6%	49.0%	58.8%	57.6%	70.2%	69.0%	63.8%	66.1%	62.1%		58.6%
Other commercial:
Net written premiums		$98	$95	$100	$92	$95	$93	$87	$196	$180	$294	$275		$367
Year over year change %- written premium		3%	2%	15%	15%	13%	18%	12%	9%	15%	7%	14%		14%
Earned premiums		$94	$95	$93	$90	$90	$86	$80	$187	$165	$280	$256		$346
Current accident year before catastrophe losses		39.1%	35.2%	38.1%	33.3%	37.7%	37.3%	38.2%	36.6%	37.7%	37.4%	37.7%		36.6%
Current accident year catastrophe losses		0.2	0.1	—	—	0.1	0.1	—	0.1	0.1	0.1	0.1		0.1
Prior accident years before catastrophe losses		(5.8)	(0.8)	(2.5)	(4.7)	(4.3)	(7.4)	(2.9)	(1.6)	(5.3)	(3.0)	(4.9)		(4.9)
Prior accident years catastrophe losses		—	—	(0.1)	—	—	—	—	(0.1)	—	—	—		—
Total loss and loss expense ratio		33.5%	34.5%	35.5%	28.6%	33.5%	30.0%	35.3%	35.0%	32.5%	34.5%	32.9%		31.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Third-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Personal auto:
Net written premiums		$227	$212	$163	$158	$179	$177	$140	$374	$316	$602	$496		$654
Year over year change %- written premium		27%	20%	16%	12%	8%	7%	3%	18%	5%	21%	6%		8%
Earned premiums		$185	$173	$166	$161	$158	$155	$152	$339	$307	$524	$465		$626
Current accident year before catastrophe losses		73.2%	76.6%	78.8%	77.4%	74.3%	74.5%	69.4%	77.7%	72.0%	76.0%	72.8%		74.0%
Current accident year catastrophe losses		(3.4)	8.9	4.2	(4.6)	15.9	6.1	1.4	6.6	3.7	3.1	7.9		4.6
Prior accident years before catastrophe losses		—	(4.1)	0.3	0.7	3.4	1.4	0.9	(1.9)	1.2	(1.2)	1.9		1.6
Prior accident years catastrophe losses		(0.1)	(0.7)	(2.7)	—	(0.1)	(0.6)	(4.7)	(1.7)	(2.7)	(1.1)	(1.8)		(1.3)
Total loss and loss expense ratio		69.7%	80.7%	80.6%	73.5%	93.5%	81.4%	67.0%	80.7%	74.2%	76.8%	80.8%		78.9%
Homeowner:
Net written premiums		$339	$330	$222	$226	$255	$260	$181	$552	$441	$890	$695		$921
Year over year change %- written premium		33%	27%	23%	20%	19%	23%	16%	25%	20%	28%	20%		20%
Earned premiums		$271	$251	$232	$220	$213	$202	$195	$484	$397	$755	$609		$829
Current accident year before catastrophe losses		45.0%	47.4%	46.5%	42.1%	47.3%	54.8%	45.9%	46.9%	50.4%	46.3%	49.3%		47.4%
Current accident year catastrophe losses		30.2	33.5	56.1	22.4	20.9	38.6	13.0	44.4	26.1	39.3	24.3		23.8
Prior accident years before catastrophe losses		(1.0)	0.7	(2.6)	0.2	1.6	(2.5)	(8.7)	(0.8)	(5.5)	(0.9)	(3.0)		(2.2)
Prior accident years catastrophe losses		(2.1)	(3.9)	(9.1)	(1.5)	(3.8)	(5.2)	(7.2)	(6.4)	(6.2)	(4.9)	(5.4)		(4.3)
Total loss and loss expense ratio		72.1%	77.7%	90.9%	63.2%	66.0%	85.7%	43.0%	84.1%	64.8%	79.8%	65.2%		64.7%
Other personal:
Net written premiums		$80	$87	$63	$61	$68	$73	$53	$151	$127	$231	$195		$256
Year over year change %- written premium		18%	19%	19%	15%	21%	18%	15%	19%	18%	18%	19%		18%
Earned premiums		$71	$69	$66	$62	$60	$56	$55	$134	$111	$205	$172		$234
Current accident year before catastrophe losses		55.7%	56.7%	58.9%	54.1%	63.8%	64.6%	47.2%	57.7%	56.0%	57.1%	58.7%		57.5%
Current accident year catastrophe losses		5.4	11.7	3.5	(0.1)	10.8	5.2	0.9	7.7	3.1	6.9	5.8		4.2
Prior accident years before catastrophe losses		1.0	2.3	(1.2)	(4.4)	(15.7)	1.4	4.6	0.6	3.0	0.7	(3.5)		(3.8)
Prior accident years catastrophe losses		(0.4)	0.7	1.3	(0.1)	0.4	0.4	0.4	1.0	0.3	0.5	0.4		0.3
Total loss and loss expense ratio		61.7%	71.4%	62.5%	49.5%	59.3%	71.6%	53.1%	67.0%	62.4%	65.2%	61.4%		58.2%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Excess & Surplus:
Net written premiums		$128	$156	$136	$122	$121	$135	$124	$292	$259	$420	$380		$502
Year over year change %- written premium		6%	16%	10%	13%	16%	17%	25%	13%	21%	11%	19%		18%
Earned premiums		$135	$132	$127	$124	$125	$124	$112	$259	$236	$394	$361		$485
Current accident year before catastrophe losses		64.8%	69.7%	69.2%	66.4%	74.8%	59.5%	61.8%	69.5%	60.6%	67.9%	65.4%		65.7%
Current accident year catastrophe losses		(0.6)	1.4	1.5	1.6	(0.4)	1.2	1.5	1.4	1.3	0.8	0.8		1.0
Prior accident years before catastrophe losses		0.9	(4.7)	(6.2)	3.8	(5.9)	(0.4)	(4.6)	(5.4)	(2.4)	(3.3)	(3.6)		(1.7)
Prior accident years catastrophe losses		(0.2)	—	(0.3)	(0.2)	(0.1)	(0.1)	(0.4)	(0.1)	(0.2)	(0.2)	(0.2)		(0.2)
Total loss and loss expense ratio		64.9%	66.4%	64.2%	71.6%	68.4%	60.2%	58.3%	65.4%	59.3%	65.2%	62.4%		64.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Third-Quarter 2023 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the nine months ended September 30, 2023
Commercial casualty	$423	$129	$552	$(32)	$199	$41	$208	$391	$199	$170	$760
Commercial property	690	59	749	130	(124)	9	15	820	(124)	68	764
Commercial auto	362	62	424	(22)	55	13	46	340	55	75	470
Workers' compensation	94	23	117	26	3	3	32	120	3	26	149
Other commercial	76	13	89	56	7	4	67	132	7	17	156
Total commercial lines	1,645	286	1,931	158	140	70	368	1,803	140	356	2,299

Personal auto	310	64	374	(11)	30	9	28	299	30	73	402
Homeowners	524	53	577	41	(13)	6	34	565	(13)	59	611
Other personal	90	6	96	11	24	1	36	101	24	7	132
Total personal lines	924	123	1,047	41	41	16	98	965	41	139	1,145

Excess & surplus lines	93	43	136	35	63	33	131	128	63	76	267
Other	206	11	217	(22)	94	—	72	184	94	11	289
Total property casualty	$2,868	$463	$3,331	$212	$338	$119	$669	$3,080	$338	$582	$4,000

Ceded loss and loss expense incurred for the nine months ended September 30, 2023
Commercial casualty	$24	$—	$24	$(17)	$2	$—	$(15)	$7	$2	$—	$9
Commercial property	54	1	55	63	(32)	—	31	117	(32)	1	86
Commercial auto	1	—	1	—	—	—	—	1	—	—	1
Workers' compensation	7	—	7	2	—	—	2	9	—	—	9
Other commercial	7	—	7	49	2	—	51	56	2	—	58
Total commercial lines	93	1	94	97	(28)	—	69	190	(28)	1	163

Personal auto	2	—	2	(1)	(1)	—	(2)	1	(1)	—	—
Homeowners	13	—	13	8	(13)	—	(5)	21	(13)	—	8
Other personal	—	—	—	1	(2)	—	(1)	1	(2)	—	(1)
Total personal lines	15	—	15	8	(16)	—	(8)	23	(16)	—	7

Excess & surplus lines	3	—	3	5	2	—	7	8	2	—	10
Other	34	—	34	(14)	(40)	—	(54)	20	(40)	—	(20)
Total property casualty	$145	$1	$146	$96	$(82)	$—	$14	$241	$(82)	$1	$160

Net loss and loss expense incurred for the nine months ended September 30, 2023
Commercial casualty	$399	$129	$528	$(15)	$197	$41	$223	$384	$197	$170	$751
Commercial property	636	58	694	67	(92)	9	(16)	703	(92)	67	678
Commercial auto	361	62	423	(22)	55	13	46	339	55	75	469
Workers' compensation	87	23	110	24	3	3	30	111	3	26	140
Other commercial	69	13	82	7	5	4	16	76	5	17	98
Total commercial lines	1,552	285	1,837	61	168	70	299	1,613	168	355	2,136

Personal auto	308	64	372	(10)	31	9	30	298	31	73	402
Homeowners	511	53	564	33	—	6	39	544	—	59	603
Other personal	90	6	96	10	26	1	37	100	26	7	133
Total personal lines	909	123	1,032	33	57	16	106	942	57	139	1,138

Excess & surplus lines	90	43	133	30	61	33	124	120	61	76	257
Other	172	11	183	(8)	134	—	126	164	134	11	309
Total property casualty	$2,723	$462	$3,185	$116	$420	$119	$655	$2,839	$420	$581	$3,840

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2023 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended September 30, 2023
Commercial casualty	$121	$44	$165	$(1)	$71	$10	$80	$120	$71	$54	$245
Commercial property	219	18	237	(32)	(8)	3	(37)	187	(8)	21	200
Commercial auto	121	19	140	(5)	10	5	10	116	10	24	150
Workers' compensation	32	7	39	—	(3)	1	(2)	32	(3)	8	37
Other commercial	28	4	32	50	(1)	1	50	78	(1)	5	82
Total commercial lines	521	92	613	12	69	20	101	533	69	112	714

Personal auto	108	19	127	(7)	3	5	1	101	3	24	128
Homeowners	192	18	210	3	(21)	3	(15)	195	(21)	21	195
Other personal	28	2	30	14	—	—	14	42	—	2	44
Total personal lines	328	39	367	10	(18)	8	—	338	(18)	47	367

Excess & surplus lines	34	16	50	14	15	13	42	48	15	29	92
Other	70	4	74	(11)	65	1	55	59	65	5	129
Total property casualty	$953	$151	$1,104	$25	$131	$42	$198	$978	$131	$193	$1,302

Ceded loss and loss expense incurred for the three months ended September 30, 2023
Commercial casualty	$—	$—	$—	$—	$(4)	$—	$(4)	$—	$(4)	$—	$(4)
Commercial property	24	—	24	(33)	—	—	(33)	(9)	—	—	(9)
Commercial auto	—	—	—	(1)	—	—	(1)	(1)	—	—	(1)
Workers' compensation	1	—	1	(4)	—	—	(4)	(3)	—	—	(3)
Other commercial	6	—	6	46	(1)	—	45	52	(1)	—	51
Total commercial lines	31	—	31	8	(5)	—	3	39	(5)	—	34

Personal auto	1	—	1	(1)	—	—	(1)	—	—	—	—
Homeowners	3	—	3	(3)	(1)	—	(4)	—	(1)	—	(1)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	4	—	4	(4)	(1)	—	(5)	—	(1)	—	(1)

Excess & surplus lines	1	—	1	3	1	—	4	4	1	—	5
Other	10	—	10	(5)	(2)	—	(7)	5	(2)	—	3
Total property casualty	$46	$—	$46	$2	$(7)	$—	$(5)	$48	$(7)	$—	$41

Net loss and loss expense incurred for the three months ended September 30, 2023
Commercial casualty	$121	$44	$165	$(1)	$75	$10	$84	$120	$75	$54	$249
Commercial property	195	18	213	1	(8)	3	(4)	196	(8)	21	209
Commercial auto	121	19	140	(4)	10	5	11	117	10	24	151
Workers' compensation	31	7	38	4	(3)	1	2	35	(3)	8	40
Other commercial	22	4	26	4	—	1	5	26	—	5	31
Total commercial lines	490	92	582	4	74	20	98	494	74	112	680

Personal auto	107	19	126	(6)	3	5	2	101	3	24	128
Homeowners	189	18	207	6	(20)	3	(11)	195	(20)	21	196
Other personal	28	2	30	14	—	—	14	42	—	2	44
Total personal lines	324	39	363	14	(17)	8	5	338	(17)	47	368

Excess & surplus lines	33	16	49	11	14	13	38	44	14	29	87
Other	60	4	64	(6)	67	1	62	54	67	5	126
Total property casualty	$907	$151	$1,058	$23	$138	$42	$203	$930	$138	$193	$1,261

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Premiums
Agency renewal written premiums		$1,549	$1,643	$1,535	$1,396	$1,390	$1,482	$1,397	$3,178	$2,879	$4,727	$4,269		$5,665
Agency new business written premiums		313	303	251	238	264	286	244	554	530	867	794		1,032
Other written premiums		95	204	233	60	96	196	258	437	454	532	550		610
Net written premiums		$1,957	$2,150	$2,019	$1,694	$1,750	$1,964	$1,899	$4,169	$3,863	$6,126	$5,613		$7,307
Unearned premium change		—	(287)	(178)	106	59	(267)	(281)	(465)	(548)	(465)	(489)		(383)
Earned premiums		$1,957	$1,863	$1,841	$1,800	$1,809	$1,697	$1,618	$3,704	$3,315	$5,661	$5,124		$6,924
Year over year change %
Agency renewal written premiums		11%	11%	10%	13%	12%	11%	9%	10%	10%	11%	11%		11%
Agency new business written premiums		19	6	3	12	15	22	11	5	16	9	16		15
Other written premiums		(1)	4	(10)	(29)	50	34	31	(4)	32	(3)	35		24
Net written premiums		12	9	6	10	14	15	12	8	13	9	14		13
Paid losses and loss expenses
Losses paid		$907	$924	$893	$803	$804	$755	$733	$1,816	$1,489	$2,723	$2,293		$3,096
Loss expenses paid		151	157	153	154	144	137	157	311	293	462	437		591
Loss and loss expenses paid		$1,058	$1,081	$1,046	$957	$948	$892	$890	$2,127	$1,782	$3,185	$2,730		$3,687
Incurred losses and loss expenses
Loss and loss expense incurred		$1,261	$1,262	$1,317	$1,172	$1,348	$1,240	$956	$2,579	$2,196	$3,840	$3,544		$4,716
Loss and loss expenses paid as a % of incurred		83.9%	85.7%	79.4%	81.7%	70.3%	71.9%	93.1%	82.5%	81.1%	82.9%	77.0%		78.2%
Statutory combined ratio
Loss ratio		54.9%	58.3%	60.5%	56.3%	64.1%	64.8%	48.4%	59.4%	56.7%	57.8%	59.3%		58.5%
Loss adjustment expense ratio		10.3	9.7	11.6	9.9	10.0	9.5	10.9	10.7	10.2	10.6	10.1		10.1
Net underwriting expense ratio		29.1	27.7	27.5	30.6	29.3	28.1	28.7	27.6	28.4	28.1	28.7		29.1
US Statutory combined ratio		94.3%	95.7%	99.6%	96.8%	103.4%	102.4%	88.0%	97.7%	95.3%	96.5%	98.1%		97.7%
Contribution from catastrophe losses		8.7	12.3	12.7	7.6	13.0	13.0	1.7	12.5	7.5	11.2	9.4		8.9
Statutory combined ratio excl. catastrophe losses		85.6%	83.4%	86.9%	89.2%	90.4%	89.4%	86.3%	85.2%	87.8%	85.3%	88.7%		88.8%
GAAP combined ratio
GAAP combined ratio		94.4%	97.6%	100.7%	94.9%	103.9%	103.2%	89.9%	99.2%	96.7%	97.5%	99.2%		98.1%
Contribution from catastrophe losses		9.1	12.0	12.8	7.8	13.9	12.4	1.8	12.4	7.2	11.3	9.5		9.2
GAAP combined ratio excl. catastrophe losses		85.3%	85.6%	87.9%	87.1%	90.0%	90.8%	88.1%	86.8%	89.5%	86.2%	89.7%		88.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. Statutory ratios exclude the results of Cincinnati Global.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.
CINF Third-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Premiums
Agency renewal written premiums		$914	$985	$1,041	$908	$860	$934	$970	$2,026	$1,904	$2,940	$2,764		$3,672
Agency new business written premiums		148	149	134	130	149	165	156	283	321	431	470		600
Other written premiums		(33)	(28)	(34)	(31)	(25)	(27)	(30)	(62)	(57)	(95)	(82)		(113)
Net written premiums		$1,029	$1,106	$1,141	$1,007	$984	$1,072	$1,096	$2,247	$2,168	$3,276	$3,152		$4,159
Unearned premium change		33	(40)	(85)	33	44	(78)	(134)	(125)	(212)	(92)	(168)		(135)
Earned premiums		$1,062	$1,066	$1,056	$1,040	$1,028	$994	$962	$2,122	$1,956	$3,184	$2,984		$4,024
Year over year change %
Agency renewal written premiums		6%	5%	7%	12%	11%	10%	8%	6%	9%	6%	9%		10%
Agency new business written premiums		(1)	(10)	(14)	(4)	3	13	8	(12)	10	(8)	8		5
Other written premiums		(32)	(4)	(13)	(29)	—	(29)	(25)	(9)	(27)	(16)	(17)		(20)
Net written premiums		5	3	4	9	10	10	8	4	9	4	9		9
Paid losses and loss expenses
Losses paid		$490	$550	$513	$432	$491	$446	$458	$1,063	$905	$1,552	$1,396		$1,829
Loss expenses paid		92	96	97	97	93	91	100	193	191	285	285		382
Loss and loss expenses paid		$582	$646	$610	$529	$584	$537	$558	$1,256	$1,096	$1,837	$1,681		$2,211
Incurred losses and loss expenses
Loss and loss expense incurred		$680	$708	$748	$715	$710	$750	$586	$1,456	$1,336	$2,136	$2,046		$2,761
Loss and loss expenses paid as a % of incurred		85.6%	91.2%	81.6%	74.0%	82.3%	71.6%	95.2%	86.3%	82.0%	86.0%	82.2%		80.1%
Statutory combined ratio
Loss ratio		53.4%	56.5%	57.9%	59.2%	58.4%	65.5%	48.9%	57.2%	57.4%	55.9%	57.8%		58.1%
Loss adjustment expense ratio		10.6	9.9	12.9	9.6	10.7	9.9	12.0	11.4	10.9	11.2	10.8		10.5
Net underwriting expense ratio		31.8	29.4	27.7	31.3	31.2	29.1	28.3	28.5	28.7	29.5	29.5		29.9
Statutory combined ratio		95.8%	95.8%	98.5%	100.1%	100.3%	104.5%	89.2%	97.1%	97.0%	96.6%	98.1%		98.5%
Contribution from catastrophe losses		6.7	11.1	10.4	9.6	4.5	12.6	1.4	10.7	7.1	9.4	6.2		7.0
Statutory combined ratio excl. catastrophe losses		89.1%	84.7%	88.1%	90.5%	95.8%	91.9%	87.8%	86.4%	89.9%	87.2%	91.9%		91.5%
GAAP combined ratio
GAAP combined ratio		95.2%	96.9%	100.4%	98.9%	99.0%	106.3%	92.3%	98.6%	99.4%	97.5%	99.3%		99.2%
Contribution from catastrophe losses		6.7	11.1	10.4	9.6	4.5	12.6	1.4	10.7	7.1	9.4	6.2		7.0
GAAP combined ratio excl. catastrophe losses		88.5%	85.8%	90.0%	89.3%	94.5%	93.7%	90.9%	87.9%	92.3%	88.1%	93.1%		92.2%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Premiums
Agency renewal written premiums		$542	$541	$388	$393	$437	$438	$333	$929	$771	$1,471	$1,208		$1,601
Agency new business written premiums		122	106	79	75	81	88	52	185	140	307	221		296
Other written premiums		(18)	(18)	(19)	(23)	(16)	(16)	(11)	(37)	(27)	(55)	(43)		(66)
Net written premiums		$646	$629	$448	$445	$502	$510	$374	$1,077	$884	$1,723	$1,386		$1,831
Unearned premium change		(119)	(136)	16	(2)	(71)	(97)	28	(120)	(69)	(239)	(140)		(142)
Earned premiums		$527	$493	$464	$443	$431	$413	$402	$957	$815	$1,484	$1,246		$1,689
Year over year change %
Agency renewal written premiums		24%	24%	17%	15%	11%	10%	10%	20%	10%	22%	11%		12%
Agency new business written premiums		51	20	52	50	53	66	13	32	41	39	45		47
Other written premiums		(13)	(13)	(73)	(130)	(45)	(45)	(10)	(37)	(29)	(28)	(34)		(57)
Net written premiums		29	23	20	16	15	16	11	22	14	24	14		15
Paid losses and loss expenses
Losses paid		$324	$298	$288	$247	$246	$224	$208	$585	$432	$909	$679		$926
Loss expenses paid		39	44	40	39	35	32	40	85	71	123	106		145
Loss and loss expenses paid		$363	$342	$328	$286	$281	$256	$248	$670	$503	$1,032	$785		$1,071
Incurred losses and loss expenses
Loss and loss expense incurred		$368	$384	$386	$288	$324	$339	$215	$770	$554	$1,138	$878		$1,166
Loss and loss expenses paid as a % of incurred		98.6%	89.1%	85.0%	99.3%	86.7%	75.5%	115.3%	87.0%	90.8%	90.7%	89.4%		91.9%
Statutory combined ratio
Loss ratio		60.7%	68.3%	73.6%	55.3%	65.6%	73.7%	44.5%	70.9%	59.3%	67.3%	61.5%		59.9%
Loss adjustment expense ratio		9.2	9.6	9.6	9.7	9.6	8.4	9.0	9.6	8.7	9.4	9.0		9.2
Net underwriting expense ratio		26.3	25.5	30.0	30.6	26.7	26.4	32.2	27.4	28.8	27.0	28.0		28.6
Statutory combined ratio		96.2%	103.4%	113.2%	95.6%	101.9%	108.5%	85.7%	107.9%	96.8%	103.7%	98.5%		97.7%
Contribution from catastrophe losses		13.9	19.7	24.7	8.7	15.9	19.1	1.7	22.1	10.5	19.2	12.4		11.4
Statutory combined ratio excl. catastrophe losses		82.3%	83.7%	88.5%	86.9%	86.0%	89.4%	84.0%	85.8%	86.3%	84.5%	86.1%		86.3%
GAAP combined ratio
GAAP combined ratio		99.9%	107.6%	112.5%	95.7%	104.5%	112.1%	83.9%	110.0%	98.2%	106.4%	100.4%		99.2%
Contribution from catastrophe losses		13.9	19.7	24.7	8.7	15.9	19.1	1.7	22.1	10.5	19.2	12.4		11.4
GAAP combined ratio excl. catastrophe losses		86.0%	87.9%	87.8%	87.0%	88.6%	93.0%	82.2%	87.9%	87.7%	87.2%	88.0%		87.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Premiums
Agency renewal written premiums		$93	$117	$106	$95	$93	$110	$94	$223	$204	$316	$297		$392
Agency new business written premiums		43	48	38	33	34	33	36	86	69	129	103		136
Other written premiums		(8)	(9)	(8)	(6)	(6)	(8)	(6)	(17)	(14)	(25)	(20)		(26)
Net written premiums		$128	$156	$136	$122	$121	$135	$124	$292	$259	$420	$380		$502
Unearned premium change		7	(24)	(9)	2	4	(11)	(12)	(33)	(23)	(26)	(19)		(17)
Earned premiums		$135	$132	$127	$124	$125	$124	$112	$259	$236	$394	$361		$485
Year over year change %
Agency renewal written premiums		—%	6%	13%	9%	22%	31%	24%	9%	28%	6%	26%		21%
Agency new business written premiums		26	45	6	22	6	(8)	24	25	6	25	6		10
Other written premiums		(33)	(13)	(33)	—	(50)	(60)	—	(21)	(27)	(25)	(33)		(24)
Net written premiums		6	16	10	13	16	17	25	13	21	11	19		18
Paid losses and loss expenses
Losses paid		$33	$29	$28	$22	$29	$27	$19	$56	$46	$90	$74		$95
Loss expenses paid		16	14	12	14	13	11	12	27	24	43	36		50
Loss and loss expenses paid		$49	$43	$40	$36	$42	$38	$31	$83	$70	$133	$110		$145
Incurred losses and loss expenses
Loss and loss expense incurred		$87	$89	$81	$89	$86	$74	$66	$170	$140	$257	$226		$315
Loss and loss expenses paid as a % of incurred		56.3%	48.3%	49.4%	40.4%	48.8%	51.4%	47.0%	48.8%	50.0%	51.8%	48.7%		46.0%
Statutory combined ratio
Loss ratio		44.2%	49.6%	44.3%	50.5%	51.9%	41.5%	43.0%	47.0%	42.2%	46.1%	45.6%		46.8%
Loss adjustment expense ratio		20.6	16.9	19.9	21.1	16.5	18.7	15.2	18.4	17.1	19.1	16.9		18.0
Net underwriting expense ratio		26.6	24.3	24.4	27.1	27.5	26.1	27.1	24.4	26.5	25.1	26.8		26.9
Statutory combined ratio		91.4%	90.8%	88.6%	98.7%	95.9%	86.3%	85.3%	89.8%	85.8%	90.3%	89.3%		91.7%
Contribution from catastrophe losses		(0.8)	1.4	1.2	1.4	(0.5)	1.1	1.1	1.3	1.1	0.6	0.6		0.8
Statutory combined ratio excl. catastrophe losses		92.2%	89.4%	87.4%	97.3%	96.4%	85.2%	84.2%	88.5%	84.7%	89.7%	88.7%		90.9%
GAAP combined ratio
GAAP combined ratio		90.5%	92.2%	89.9%	96.3%	93.9%	85.1%	85.9%	91.1%	85.5%	90.9%	88.4%		90.4%
Contribution from catastrophe losses		(0.8)	1.4	1.2	1.4	(0.5)	1.1	1.1	1.3	1.1	0.6	0.6		0.8
GAAP combined ratio excl. catastrophe losses		91.3%	90.8%	88.7%	94.9%	94.4%	84.0%	84.8%	89.8%	84.4%	90.3%	87.8%		89.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2023 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2023	2022	Change	% Change	2023	2022	Change	% Change
Underwriting income
Net premiums written	$1,888	$1,693	$195	12	$5,911	$5,436	$475	9
Unearned premium change	30	(42)	72	nm	443	462	(19)	(4)
Earned premiums	$1,858	$1,735	$123	7	$5,468	$4,974	$494	10

Losses incurred	$1,019	$1,110	$(91)	(8)	$3,163	$2,948	$215	7
Defense and cost containment expenses incurred	88	78	10	13	265	225	40	18
Adjusting and other expenses incurred	105	96	9	9	314	279	35	13
Other underwriting expenses incurred	548	495	53	11	1,654	1,554	100	6
Workers compensation dividend incurred	1	2	(1)	—	4	5	(1)	—
Total underwriting deductions	$1,761	$1,781	$(20)	(1)	$5,400	$5,011	$389	8

Net underwriting profit (loss)	$97	$(46)	$143	nm	$68	$(37)	$105	nm

Investment income
Gross investment income earned	$144	$129	$15	12	$424	$378	$46	12
Net investment income earned	143	126	17	13	419	370	49	13
Net realized capital gains and losses, net	(26)	29	(55)	nm	(76)	41	(117)	nm
Net investment gains (net of tax)	$117	$155	$(38)	(25)	$343	$411	$(68)	(17)

Other income	$1	$2	$(1)	(50)	$4	$5	$(1)	(20)

Net income before federal income taxes	$215	$111	$104	94	$415	$378	$37	10
Federal and foreign income taxes incurred	47	(15)	62	nm	82	21	61	290
Net income (statutory)	$168	$126	$42	33	$333	$357	$(24)	(7)

Policyholders' surplus - statutory	$6,506	$5,985	$521	9	$6,506	$5,985	$521	9

Fixed maturities at amortized cost - statutory	$9,630	$8,581	$1,049	12	$9,630	$8,581	$1,049	12
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2023 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2023	2022	Change	% Change	2023	2022	Change	% Change
Net premiums written	$90	$86	$4	5	$273	$250	$23	9
Net investment income	47	44	3	7	138	130	8	6
Commissions and expense allowances on reinsurance ceded	1	1	—	—	3	3	—	—
Income from fees associated with separate accounts	2	2	—	—	7	4	3	75
Total revenues	$140	$133	$7	5	$421	$387	$34	9

Death benefits and matured endowments	$43	$39	$4	10	$122	$131	$(9)	(7)
Annuity benefits	34	18	16	89	108	49	59	120
Disability benefits and benefits under accident and health contracts	—	1	(1)	(100)	1	1	—	—
Surrender benefits and group conversions	7	8	(1)	(13)	21	19	2	11
Interest and adjustments on deposit-type contract funds	2	1	1	100	6	5	1	20
Increase in aggregate reserves for life and accident and health contracts	4	16	(12)	(75)	(3)	45	(48)	nm
Total benefit expenses	$90	$83	$7	8	$255	$250	$5	2

Commissions	$12	$13	$(1)	(8)	$37	$38	$(1)	(3)
General insurance expenses and taxes	14	12	2	17	41	41	—	—
Increase in loading on deferred and uncollected premiums	(2)	—	(2)	nm	(1)	1	(2)	nm
Net transfers from separate accounts	(3)	—	(3)	nm	(6)	(10)	4	40
Total underwriting expenses	$21	$25	$(4)	(16)	$71	$70	$1	1

Federal and foreign income taxes incurred	3	7	(4)	(57)	19	17	2	12

Net gain from operations before capital gains and losses	$26	$18	$8	44	$76	$50	$26	52

Gains and losses net of capital gains tax, net	—	—	—	—	(3)	(1)	(2)	(2)

Net income (statutory)	$26	$18	$8	44	$73	$49	$24	49

Policyholders' surplus - statutory	$395	$313	82	26	$395	$313	$82	26

Fixed maturities at amortized cost - statutory	$3,886	$3,822	$64	2	$3,886	$3,822	$64	2
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2023 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Cincinnati Re:
Net written premiums		$85	$177	$230	$67	$86	$178	$254	$407	$432	$492	$518		$585
Year over year change %- written premium		(1)%	—%	(9)%	(7)%	51%	31%	30%	(6)%	30%	(5)%	33%		27%
Earned premiums		$134	$122	$150	$137	$151	$122	$110	$272	$232	$406	$383		$520
Current accident year before catastrophe losses		51.5%	57.8%	45.2%	44.4%	45.4%	49.6%	50.6%	50.9%	50.0%	51.1%	48.3%		47.2%
Current accident year catastrophe losses		11.5	1.8	0.3	(5.2)	75.0	6.5	—	1.0	3.4	4.4	31.7		21.9
Prior accident years before catastrophe losses		(7.9)	(17.1)	6.0	6.9	(9.9)	(4.8)	10.9	(4.4)	2.6	(5.5)	(2.4)		0.1
Prior accident years catastrophe losses		2.0	1.9	1.7	0.7	(0.6)	1.1	5.2	1.8	3.1	1.9	1.6		1.4
Total loss and loss expense ratio		57.1%	44.4%	53.2%	46.8%	109.9%	52.4%	66.7%	49.3%	59.1%	51.9%	79.2%		70.6%

Cincinnati Global:
Net written premiums		$69	$82	$64	$53	$57	$69	$51	$146	$120	$215	$177		$230
Year over year change %- written premium		21%	19%	25%	2%	21%	47%	24%	22%	36%	21%	31%		23%
Earned premiums		$99	$50	$44	$56	$74	$44	$32	$94	$76	$193	$150		$206
Current accident year before catastrophe losses		34.1%	61.7%	35.3%	28.6%	45.6%	53.2%	38.3%	49.3%	47.0%	41.5%	46.3%		41.4%
Current accident year catastrophe losses		18.2	1.1	11.1	1.4	48.6	0.1	16.3	5.8	6.9	12.1	27.6		20.5
Prior accident years before catastrophe losses		(3.4)	(9.7)	0.8	(13.3)	4.6	(15.4)	4.1	(4.7)	(7.2)	(4.0)	(1.4)		(4.6)
Prior accident years catastrophe losses		(0.2)	2.5	2.4	11.6	(14.5)	(9.7)	(9.0)	2.4	(9.4)	1.1	(11.9)		(5.5)
Total loss and loss expense ratio		48.7%	55.6%	49.6%	28.3%	84.3%	28.2%	49.7%	52.8%	37.3%	50.7%	60.6%		51.8%

Noninsurance operations:
Interest and fees on loans and leases		$2	$1	$2	$2	$2	$2	$1	$3	$3	$5	$5		$7
Other revenue		1	1	1	1	—	1	1	2	2	3	2		3
Interest expense		13	13	14	13	14	13	13	27	26	40	40		53
Operating expenses		5	7	5	10	4	5	4	12	9	17	13		23
Total noninsurance operations loss		$(15)	$(18)	$(16)	$(20)	$(16)	$(15)	$(15)	$(34)	$(30)	$(49)	$(46)		$(66)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.
CINF Third-Quarter 2023 Supplemental Financial Data